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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 7, 1999





                          EDUCATION LOANS INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    333-85963                  91-1819974
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(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               file number)            identification No.)



              105 First Avenue Southwest, Aberdeen, South Dakota
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (605) 622-4400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.        Changes in Control of Registrant.
               ---------------------------------

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.
               -------------------------------------

               Not applicable.

Item 3.        Bankruptcy or Receivership.
               ---------------------------

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountant.
               ----------------------------------------------

               Not applicable.

Item 5.        Other Events.
               -------------

               Not applicable.

Item 6.        Resignations of Registrant's Directors.
               ---------------------------------------

               Not applicable.

Item 7.        Financial Statements and Exhibits.
               ----------------------------------
               (a) Financial statements of businesses acquired.

                   Not applicable.

               (b) Pro forma financial information.

                   Not applicable.

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               (c) Exhibits.

                   The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.*
         ------------
              4.1 Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of December 1, 1999
              4.2 First Supplemental Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of December 1, 1999
              4.3 Auction Agent Agreement by and among Education Loans Incorporated, as Issuer, U.S. Bank National Association, as Trustee, and Bankers Trust Company, as Auction Agent dated as of December 1, 1999 Relating to $126,300,000 Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 1999-A and B and Subordinate Series 1999-C
             10.1 Servicing and Administration Agreement among Education Loans Incorporated, as Issuer, Student Loan Finance Corporation, as Servicer and Administrator and U.S. Bank National Association, as Trustee dated as of December 1, 1999
             10.3 Transfer Agreement from GOAL Funding, Inc. and U.S. Bank National Association, as Trustee to U.S. Bank National Association, as Trustee and Education Loans Incorporated dated as of December 1, 1999

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* Numbers correspond to a similarly numbered exhibit filed by the registrant on its registration statement (SEC File No. 333-85963).


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EDUCATION LOANS INCORPORATED


                                 By:/s/ A. Norgrin Sanderson
                                    ---------------------------------------
                                     A. Norgrin Sanderson
                                     President and Treasurer

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